UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

General

On March 10, 2026, APLD ComputeCo 2 LLC (the “Issuer”), a subsidiary of Applied Digital Corporation (the “Company” or “Applied Digital”), completed its previously announced private offering of 6.750% Senior Secured Notes due 2031 (the “notes”). The notes were sold under a purchase agreement, dated as of March 3, 2026, entered into by and among the Issuer, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and Goldman Sachs & Co. LLC (“Goldman Sachs”) as the representative (the “Representative”) of the several initial purchasers named in Schedule I thereto (the “Initial Purchasers”), for resale to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The aggregate principal amount of notes sold in the offering was $2.15 billion.

The notes were issued at a price equal to 98.000% of their principal amount. The Issuer intends to use the net proceeds from the offering to fund the development and construction of 200 megawatts of critical IT load at Polaris Forge 2, its AI Factory campus in Harwood, North Dakota currently leased to Oracle, as well as the “Project Accounts” (including but not limited to the Debt Service Reserve Account) in accordance with the provisions of the indenture governing the notes, and to pay related fees and expenses, including transaction expenses.

Indenture

On March 10, 2026, the Issuer, APLD FAR Holdings LLC (the direct parent of the Issuer), and the Subsidiary Guarantors entered into an indenture (the “Indenture”) with respect to the notes with Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The notes are senior secured obligations of the Issuer and bear interest at a rate of 6.750% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The notes mature on March 15, 2031, unless earlier redeemed or repurchased in accordance with their terms. The principal amount of the notes amortize on a semi-annual basis on March 15 and September 15 of each year (each, a “Payment Date”), beginning on the first Payment Date following the final Commencement Date (as defined in the Indenture) which occurs with respect to all datacenter leases in effect on the Issue Date (as defined in the Indenture), in amounts set forth in the Indenture. Required amortization is subject to adjustment in case of partial redemption or repurchase or, in certain circumstances, the issuance of additional notes.

Redemption

On or after March 15, 2028, the Issuer may redeem the notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture. Prior to March 15, 2028, the Issuer may redeem the notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any. In addition, prior to March 15, 2028, the Issuer may redeem up to 40% of the aggregate principal amount of the notes in an amount not to exceed the amount of the proceeds of certain equity offerings, at the redemption price set forth in the Indenture, plus accrued and unpaid interest.

Certain Covenants

The Indenture limits the ability of the Issuer and the Subsidiary Guarantors to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; (iii) make certain investments; (iv) create or incur liens; (v) consummate certain asset sales; (vi) enter into sale and lease back transactions; (vii) hold assets or conduct operations unrelated to the operation of the Facilities and certain additional projects; (viii) engage in certain transactions with its affiliates; and (ix) merge, consolidate or transfer or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions as set forth in the Indenture. Additionally, upon the occurrence of specified change of control events, the Issuer must offer to repurchase the notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the purchase date. Pursuant to terms of the Indenture, the Issuer, the Trustee, and Goldman Sachs Bank USA, as escrow agent, have also entered into an escrow agreement (the "Escrow Agreement") dated as of March 10, 2026, pursuant to which the Issuer has deposited an amount in cash equal to the gross proceeds from the offering of the notes into a segregated escrow account, which is separate and apart from the “Project Accounts”, with such funds remaining in such escrow account until the satisfaction of certain conditions or occurrence of certain events described therein, at which time such funds will be released and applied in accordance with the Escrow Agreement and the Indenture.

The foregoing description of the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and 4.2 hereto and is hereby incorporated herein by reference.

Completion Guarantee

The Company has provided a customary completion guarantee with respect to each Project (as defined in the Indenture) related to the Facilities, which requires the Company to provide the Issuer funds as necessary to ensure the completion of the Construction Period (as defined in the Indenture) and, to the extent applicable under any respective datacenter lease, the occurrence of the first Service Commencement Date under and as defined in such datacenter lease prior to the applicable Outside Completion Date (as defined in such datacenter lease) subject to any applicable extensions to such date pursuant to such data center lease, in the event that the proceeds of the notes and the available funds (including previous equity contributions from the Company) are insufficient to do so.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2026, the Compensation Committee of the Board of Directors of the Company approved an additional bonus for the Company’s Chief Financial Officer, Saidal Mohmand, in the amount of $750,000 (subject to applicable payroll and withholding tax), in recognition of his efforts in completing various financings of its Polaris Forge 1 data center campus in Ellendale, ND and its Polaris Forge 2 data center campus in Harwood, ND.

Forward Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the anticipated use of any proceeds from the offering, and the terms of the notes. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2025 and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 10, 2026, among APLD ComputeCo 2 LLC, the Subsidiary Guarantors as defined therein and Wilmington Trust, National Association, as trustee and collateral agent, relating to the 6.750% senior secured notes.
4.2	Form of Note representing the 6.750% Senior Secured Notes due 2031 (included as Exhibit A to Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2026	APPLIED DIGITAL CORPORATION

	By:	/s/ Saidal Mohmand
	Name:	Saidal Mohmand
	Title:	Chief Financial Officer